SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(A) of the Securities
                     Exchange Act of 1934 (Amendment No.__ )

Filed by the Registrant    [X]
Filed by a Party other than the Registrant  [  ]

Check the appropriate box:

[  ]    Preliminary Proxy Statement                           [  ]     Confidential,  for  Use of  the  Commission
                                                                       Only (as permitted by Rule 14a-6(e)(2))

[X ]    Definitive Proxy Statement
[  ]    Definitive additional materials
[  ]    Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                           SCUDDER NEW ASIA FUND, INC.

                (Name of Registrant as Specified in Its Charter)

                   (Name of Person(s) Filing Proxy Statement,
                          if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[X]     No fee required.
[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)     Title of each class of securities to which transaction applies:

(2)     Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)     Proposed maximum aggregate value of transaction:

(5)     Total fee paid:

[ ]     Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identity the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)     Amount previously paid:

(2)     Form, Schedule or Registration Statement no.:

(3)     Filing Party:

(4)     Date Filed:

[LOGO]                                                           345 Park Avenue
                                                        New York, New York 10154
                                                                  (800) 349-4281
Scudder New Asia Fund, Inc.                                      August 23, 2002
--------------------------------------------------------------------------------

To the Stockholders:

The Annual Meeting of Stockholders of Scudder New Asia Fund, Inc. (the "Fund") is to be held at 9:00 a.m., Eastern time, on Wednesday, October 2, 2002, at the offices of Deutsche Investment Management Americas Inc., part of Deutsche Asset Management, 25th Floor, 345 Park Avenue (at 51st Street), New York, New York 10154. Stockholders who are unable to attend the Annual Meeting are strongly encouraged to vote by proxy, which is customary in corporate meetings of this kind. A Proxy Statement regarding the Annual Meeting, a proxy card for your vote at the Annual Meeting and an envelope -- postage prepaid -- in which to return your proxy card are enclosed.

At the Annual Meeting, the stockholders will elect three Directors and consider one stockholder proposal, if presented to the Annual Meeting. In addition, the stockholders present will hear a report on the Fund. There will be an opportunity to discuss matters of interest to you as a stockholder.

Your Fund's Directors recommend that you vote in favor of the three nominees for Directors.

Respectfully,


/s/Nicholas Bratt                       /s/Richard T. Hale

Nicholas Bratt                          Richard T. Hale
President                               Chairman of the Board


--------------------------------------------------------------------------------
STOCKHOLDERS ARE URGED TO SIGN THE PROXY CARD AND MAIL IT IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE SO AS TO ENSURE A QUORUM AT THE MEETING. THIS IS IMPORTANT WHETHER YOU OWN FEW OR MANY SHARES.
--------------------------------------------------------------------------------

                           SCUDDER NEW ASIA FUND, INC.
                    Notice of Annual Meeting of Stockholders

To the Stockholders of

Scudder New Asia Fund, Inc.:

Please take notice that the Annual Meeting of Stockholders of Scudder New Asia Fund, Inc. (the "Fund") has been called to be held at the offices of Deutsche Investment Management Americas Inc., part of Deutsche Asset Management, 25th Floor, 345 Park Avenue (at 51st Street), New York, New York 10154, on Wednesday, October 2, 2002 at 9:00 a.m., Eastern time, for the following purposes:

     To elect three Directors of the Fund to hold office for a term of three years or until their respective successors shall have been duly elected and qualified; and

     To consider one stockholder proposal, if presented to the Annual Meeting.

     The appointed proxies will vote in their discretion on any other business as may properly come before the meeting or any adjournments or postponements thereof.

     Holders of record of the shares of common stock of the Fund at the close of business on August 2, 2002 are entitled to vote at the meeting and any adjournments or postponements thereof.

By order of the Board of Directors,


/s/John Millette,

John Millette,
Secretary
August 23, 2002

--------------------------------------------------------------------------------
IMPORTANT -- We urge you to sign and date the enclosed proxy card and return it in the enclosed addressed envelope which requires no postage and is intended for your convenience. Your prompt return of the enclosed proxy card may save the Fund the necessity and expense of further solicitations to ensure a quorum at the Annual Meeting. If you can attend the meeting and wish to vote your shares in person at that time, you will be able to do so.
--------------------------------------------------------------------------------

                                 PROXY STATEMENT

General

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Scudder New Asia Fund, Inc. (the "Fund") for use at the Annual Meeting of Stockholders, to be held at the offices of Deutsche Investment Management Americas Inc., formerly known as Zurich Scudder Investments, Inc. ("DeIM" or the "Investment Manager"), part of Deutsche Asset Management^1, 25th Floor, 345 Park Avenue (at 51st Street), New York, New York 10154, on Wednesday, October 2, 2002 at 9:00 a.m., Eastern time, and at any adjournments or postponements thereof (collectively, the "Meeting").

This Proxy Statement, the Notice of Annual Meeting and the proxy card are first being mailed to stockholders on or about August 23, 2002 or as soon as practicable thereafter. Any stockholder giving a proxy has the power to revoke it by mail (addressed to the Secretary at the principal executive office of the Fund, 345 Park Avenue, New York, New York 10154) or in person at the Meeting by executing a superseding proxy or by submitting a notice of revocation to the Fund. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, in accordance with the recommendations of the Board of Directors of the Fund as indicated in the Proxy Statement.

The presence at any stockholders' meeting, in person or by proxy, of stockholders entitled to cast a majority of the votes entitled to be cast shall be necessary and sufficient to constitute a quorum for the transaction of business. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" will be treated as shares that are present but which have not been voted. Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. Accordingly, stockholders are urged to forward their voting instructions promptly.

Abstentions and broker non-votes will not be counted in favor of, but will have no other effect on, the vote for the proposals, each of which requires the approval of a majority of the votes cast at the Meeting.

Holders of record of the common stock of the Fund at the close of business on August 2, 2002 (the "Record Date") will be entitled to one vote per share on all business of the Meeting and any adjournments thereof. There were 8,941,433 shares of common stock outstanding on the Record Date.

The Fund provides periodic reports to all stockholders which highlight relevant information, including investment results and a review of portfolio changes. You may receive an additional copy of the annual report for the fiscal year ended December 31, 2001 and a copy of the semiannual report for the six-month period ended June 30, 2002, without charge, by calling 800-349-4281 or 800-294-4366 or writing the Fund at 345 Park Avenue, New York, New York 10154.

-----------

^1 Deutsche Asset Management is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Bank Trust Company Americas (formerly Bankers Trust Co.), Deutsche Bank Securities Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd. and Scudder Trust Company.

PROPOSAL I: ELECTION OF DIRECTORS

Persons named on the accompanying proxy card intend, in the absence of contrary instructions, to vote all proxies in favor of the election of the three nominees listed below as Directors of the Fund to serve for a term of three years, or until their successors are duly elected and qualified. All nominees have consented to stand for election and to serve if elected. If any such nominee should be unable to serve, an event not now anticipated, the proxies will be voted for such person, if any, as shall be designated by the Board of Directors to replace any such nominee.

Information Concerning Nominees

The following table sets forth certain information concerning each of the three nominees as a Director of the Fund. Each of the nominees is now a Director of the Fund. Unless otherwise noted, each of the nominees has engaged in the principal occupation listed in the following table for more than five years, but not necessarily in the same capacity. For election of Directors at the Meeting, the Board of Directors has approved the nomination of the individuals listed below.

Class II -- Nominees to serve until 2005 Annual Meeting of Stockholders:
--------

                          Present Office with the
                          Fund, if any; Principal            Dollar Range  Aggregate Dollar Range of Equity
                          Occupation or                      of Equity     Securities in All Registered
                          Employment and           Year      Securities    Investment Companies Overseen
Name (Age)                Directorships            First     in the Fund   by Director in Family
Address                   in Publicly Held         Became a  as of June    of Investment Companies as
Noninterested Director    Companies                Director  28, 2002^1    of June 28, 2002^1
-------------------------------------------------------------------------------------------------------------

[PICTURE OMITTED]         President and Chief      1998      $1-$10,000    $10,001-$50,000
                          Executive Officer,
William H. Luers (73)     United Nations
c/o Deutsche Investment   Association; Director,
Management                IDEX Corporation
Americas Inc.             (liquid handling
345 Park Avenue           equipment
New York, NY 10154        manufacturer), Wickes
                          Lumber Company
                          (building materials),
                          America Online Latin
                          America, The Gilman
                          Foundation; Member,
                          Advisory Board, The
                          Trust for Mutual
                          Understanding; Member,
                          Executive Committee and
                          Board of Directors,
                          East-West Institute;
                          Trustee: Rockefeller
                          Brothers Fund, Trustee
                          Advisory Council --
                          Appeal of Conscience
                          Foundation; formerly,
                          President, Metropolitan
                          Museum of Art
                          (1986-1999) (retired),
                          Director, StoryFirst
                          Communications, Inc.
                          (owns television and
                          radio stations in
                          Russia and Ukraine)
                          (1996-1999). Mr. Luers
                          serves on the boards of
                          certain other funds
                          managed by DeIM.

-------------------------------------------------------------------------------------------------------------


                                       3

Class II -- Nominees to serve until 2005 Annual Meeting of Stockholders:
--------

                          Present Office with the
                          Fund, if any; Principal            Dollar Range
                          Occupation or                      of Equity     Aggregate Dollar Range of Equity
                          Employment and           Year      Securities    Securities in All Registered
Name (Age)                Directorships            First     in the Fund   Investment Companies Overseen by
Address                   in Publicly Held         Became a  as of June    Director in Family of Investment
Noninterested Directors   Companies                Director  28, 2002^1    Companies as of June 28, 2002^1
-------------------------------------------------------------------------------------------------------------
[PICTURE OMITTED]         Director and Chief       2001      None          Over $100,000
                          Executive Officer, IMF
Ronaldo A. da Frota       Editora Ltda.
Nogueira (64)             (financial publisher);
c/o Deutsche Investment   Director, Brazilian
Management Americas Inc.  Association of
345 Park Avenue           Securities Analysts
New York, NY 10154        (ABAMEC-Brazil) and
                          Board of Association of
                          Certified International
                          Investment Analysts
                          (ACIIA). Mr. Nogueira
                          serves on the boards of
                          certain other funds
                          managed by DeIM.


[PICTURE OMITTED]         Professor (formerly      1999      None          None
                          Dean, 1999-2001),
Kesop Yun (57)            College of Business
c/o Deutsche Investment   Administration, Seoul
Management Americas Inc.  National University,
345 Park Avenue           Seoul, Korea; Director,
New York, NY 10154        The Korea
                          Liberalisation Fund,
                          Inc. (U.K.)
                          (1996-2000); Visiting
                          Professor of London
                          Business School
                          (1997-98); President,
                          Korea Securities &
                          Economy Institute
                          (1994-95) and Korea Tax
                          Association (1994-95).
                          Mr. Yun serves on the
                          boards of certain other
                          funds managed by DeIM.

-------------------------------------------------------------------------------------------------------------

Information Concerning Continuing Directors

The Board of Directors is divided into three classes with each Director serving for a term of three years. The terms of Class I and III Directors do not expire this year. The following table sets forth certain information regarding the Directors in such classes. Unless otherwise noted, each Director has engaged in the principal occupation listed in the following table for more than five years, but not necessarily in the same capacity.

Class III -- Directors to serve until 2003 Annual Meeting of Stockholders:
---------

                          Present Office with the
                          Fund, if any; Principal            Dollar Range
                          Occupation or                      of Equity     Aggregate Dollar Range of Equity
                          Employment and           Year      Securities    Securities in All Registered
Name (Age)                Directorships            First     in the Fund   Investment Companies Overseen by
Address                   in Publicly Held         Became a  as of June    Director in Family of Investment
Interested Director       Companies                Director  28, 2002^1    Companies as of June 28, 2002^1
-------------------------------------------------------------------------------------------------------------

[PICTURE OMITTED]         President (since 1986);  2000^2    $50,001-      Over $100,000
                          Managing Director of               $100,000
Nicholas Bratt (54)*+     DeIM; Director, Korea
c/o Deutsche Investment   Society (private
Management Americas Inc.  society). Mr. Bratt
345 Park Avenue           serves on the boards of
New York, NY 10154        certain other funds
                          managed by DeIM.

-------------------------------------------------------------------------------------------------------------


                                       5

Class III -- Directors to serve until 2003 Annual Meeting of Stockholders:
---------

                          Present Office with the
                          Fund, if any; Principal            Dollar Range  Aggregate Dollar Range of Equity
                          Occupation or                      of Equity     Securities in All Registered
                          Employment and           Year      Securities    Investment Companies Overseen by
Name (Age)                Directorships            First     in the Fund   Director in the Family of
Address                   in Publicly Held         Became a  as of June    Investment Companies as of
Noninterested Director    Companies                Director  28, 2002^1    June 28, 2002^1
-------------------------------------------------------------------------------------------------------------

[GRAPHIC OMITTED]         Retired Vice Chairman,   1994      $1-$10,000    $50,001-$100,000
                          Chemical Banking
Robert J. Callander (71)  Corporation; Director,
c/o Deutsche Investment   ARAMARK Corporation
Management Americas Inc.  (food service); Member,
345 Park Avenue           Council on Foreign
New York, NY 10154        Relations; Managing
                          Director, Metropolitan
                          Opera Association;
                          Previously Visiting
                          Professor/
                          Executive-in-Residence,
                          Columbia University
                          Business School;
                          Formerly, Director,
                          Barnes Group, Inc.
                          (manufacturing) (until
                          April 2001); Omnicom
                          Group, Inc.
                          (advertising) (until
                          May 2002).
                          Mr. Callander serves on
                          the boards of certain
                          other funds managed by
                          DeIM.

-------------------------------------------------------------------------------------------------------------


                                       6

Class I -- Directors to serve until 2004 Annual Meeting of Stockholders:

                                                           Dollar Range
                       Present Office with the             of Equity      Aggregate Dollar Range of Equity
                       Fund, if any; Principal   Year      Securities in  Securities in All Registered
Name (Age)             Occupation or Employment  First     the Fund as    Investment Companies Overseen by
Address                and Directorships in      Became a  of June 28,    Director in Family of Investment
Interested Director    Publicly Held Companies   Director  2002^1         Companies as of June 28, 2002^1
-------------------------------------------------------------------------------------------------------------

[GRAPHIC OMITTED]      Managing Director,        2002++    None           Over $100,000
                       Deutsche Bank Securities
Richard T. Hale (57)*+ Inc. (formerly DB Alex.
c/o Deutsche           Brown LLC) and Deutsche
Investment Management  Asset Management
Americas Inc.          Americas; Director and
345 Park Avenue        President, Investment
New York, NY 10154     Company Capital Corp.
                       (registered investment
                       advisor); Formerly,
                       Director, ISI Family of
                       Funds (registered
                       investment companies).
                       Mr. Hale serves as
                       Chairman, President
                       and/or Director on the
                       boards of certain other
                       funds managed by DeIM
                       or its affiliates.

-------------------------------------------------------------------------------------------------------------

Class I -- Directors to serve until 2004 Annual Meeting of Stockholders:
-------
                          Present Office with the
                          Fund, if any; Principal            Dollar Range
                          Occupation or                      of Equity     Aggregate Dollar Range of Equity
                          Employment and           Year      Securities    Securities in All Registered
Name (Age)                Directorships            First     in the Fund   Investment Companies Overseen by
Address                   in Publicly Held         Became a  as of June    Director in Family of Investment
Noninterested Directors   Companies                Director  28, 2002^1    Companies as of June 28, 2002^1
-------------------------------------------------------------------------------------------------------------

[GRAPHIC OMITTED]         Clinical Professor of    1999      $1-$10,000    $50,001-$100,000
                          Finance, Stern School
Kenneth C. Froewiss (56)  of Business, New York
c/o Deutsche Investment   University; Formerly,
Management Americas Inc.  Managing Director, J.P.
345 Park Avenue           Morgan (investment
New York, NY 10154        banking firm) (until
                          1996). Mr. Froewiss
                          serves on the boards of
                          certain other funds
                          managed by DeIM.
-------------------------------------------------------------------------------------------------------------

                                       7

Class I -- Directors to serve until 2004 Annual Meeting of Stockholders:
-------

                          Present Office with the
                          Fund, if any; Principal            Dollar Range
                          Occupation or                      of Equity     Aggregate Dollar Range of Equity
                          Employment and           Year      Securities    Securities in All Registered
Name (Age)                Directorships            First     in the Fund   Investment Companies Overseen by
Address                   in Publicly Held         Became a  as of June    Director in Family of Investment
Noninterested Directors   Companies                Director  28, 2002^1    Companies as of June 28, 2002^1
-------------------------------------------------------------------------------------------------------------

[PICTURE OMITTED]         Vice President, Council  2001      None          None
                          of the Americas; Vice
Susan Kaufman             President, Americas
Purcell (60)              Society; Director,
c/o Deutsche Investment   Valero Energy Corp.,
Management Americas Inc.  Freedom House, Women's
345 Park Avenue           Foreign Policy Group,
New York, NY 10154        Foundation for
                          Management Education in
                          Central America (FMECA)
                          and National Endowment
                          for Democracy (until
                          1999); Member, Advisory
                          Board, The
                          Inter-American
                          Foundation; Council on
                          Foreign Relations; and
                          The Economic Club of
                          New York; Previously
                          Member, Policy Planning
                          Staff, U.S. Department
                          of State and Associate
                          Professor of Political
                          Science, University of
                          California, Los Angeles
                          (UCLA). Dr. Purcell
                          serves on the boards of
                          certain other funds
                          managed by DeIM.



All Directors and Officers as a group                        6,567 Shares  Less than 1/4 of 1% of Shares of
                                                                           the Fund
-------------------------------------------------------------------------------------------------------------

* Director considered by the Fund and its counsel to be an "interested person" (which as used in this proxy statement is as defined in the Investment Company Act of 1940, as amended) of the Fund or of the Fund's investment manager, DeIM, or its affiliates, or sub-advisor, Deutsche Asset Management (Asia) Limited ("DeAMAL"). Mr. Hale and Mr. Bratt are each deemed to be an interested person because of their affiliation with the Fund's investment manager, DeIM, or its affiliates; or because they are Officers of the Fund, or both.

+    Mr. Hale and Mr. Bratt are members of the Executive Committee of the Fund.

++ Mr. Hale was appointed a Director and Chairman of the Board of the Fund by the Fund's Board of Directors on April 3, 2002, effective April 5, 2002.

^1 The information as to beneficial ownership is based on statements furnished to the Fund by the Directors and nominees. Unless otherwise noted, beneficial ownership is based on sole voting and investment power.

^2   Mr. Bratt previously served on the Board of the Fund from 1986 to 1997.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 and Section 30(h) of the Investment Company Act of 1940, as amended (the "1940 Act"), as applied to a fund, requires the fund's officers and directors, Investment Manager, affiliates of the Investment Manager, and persons who beneficially own more than ten percent of a registered class of the fund's outstanding securities ("Reporting Persons"), to file reports of ownership of the fund's securities and changes in such ownership with the Securities and Exchange Commission (the "SEC") and The New York Stock Exchange, Inc. Such persons are required by SEC regulations to furnish the Fund with copies of all such filings.

Based on a review of reports filed by the Fund's directors and executive officers, the Investment Manager, officers and directors of the Investment Manager, affiliated persons of the Investment Manager and beneficial holders of 10% or more of the outstanding shares, and written representations by the Reporting Persons that no year-end reports were required for such persons, all filings required by Section 16(a) of the Securities and Exchange Act of 1934 for the fiscal year ended December 31, 2001 were timely except that each of Martin
D. Feinstein (formerly a director of Zurich Scudder Investments, Inc.), Ronaldo
A. da Frota Nogueira, and Susan Kaufman Purcell filed a Form 3 late, and Scudder Investments Marketing Services, Inc. filed a Form 3 late and failed to file a Form 5 with respect to such late filing. As a convenience to the directors, the Investment Manager assists the directors in making their Section 16 filings.

According to a filing made with the SEC in February 2002, the following owned beneficially more than 5% of the Fund's outstanding stock:

Wachovia Corp., One First Union Center, 301 S. College Street, Charlotte, NC 28288 reported beneficial ownership of 1,289,337 shares, or 14.42%.

Except as noted above, to the best of the Fund's knowledge, as of June 28, 2002, no other person owned beneficially more than 5% of the Fund's outstanding stock.

Honorary Directors

James W. Morley, Robert G. Stone, Jr., William H. Gleysteen and Wilson Nolen serve as Honorary Directors of the Fund. Honorary Directors are invited to attend all Board meetings and to participate in Board discussions, but are not entitled to vote on any matter presented to the Board. Messrs. Morley, Stone, Gleysteen and Nolen had served as Directors of the Fund since 1986. Messrs. Morley, Stone, Gleysteen and Nolen retired as Directors in 1993, 1994, 1998 and 1999, respectively, in accordance with the Board of Directors' retirement policy.

Committees of the Board -- Board Meetings

The Board of Directors of the Fund met five times during the fiscal year ended December 31, 2001. All Directors attended at least 75% of the total number of meetings of the Board of Directors and of all committees of the Board on which they serve as regular members, except Mr. Yun who attended 63% of the meetings.

The Board of Directors, in addition to an Executive Committee, has an Audit Committee, a Valuation Committee and a Committee on Independent Directors. The Executive and Valuation Committees consist of regular members, allowing alternates.

Audit Committee

The Board has an Audit Committee, consisting of those Directors who are not interested persons of the Fund or of DeIM ("Noninterested Directors") as defined in the 1940 Act, which met twice during the fiscal year ended December 31, 2001. The members of the Audit Committee are independent, as independence is defined in the listing standards of The New York Stock Exchange, Inc. The Audit Committee reviews with management and the independent accountants for the Fund, among other things, the scope of the audit and the controls of the Fund and its agents, reviews and discusses with management the Fund's audited annual financial statements, reviews the independent accountants' required communications regarding the scope and results of the audit that may assist the Audit Committee in overseeing management's financial reporting and disclosure process, reviews and approves in advance the type of services to be rendered by independent accountants, recommends the selection of independent accountants for the Fund to the Board, reviews matters related to the independence of the Fund's independent accountants and in general considers and reports to the Board on matters regarding the Fund's accounting and bookkeeping practices.

The Board of Directors has adopted a written charter for the Audit Committee.

At a meeting held on July 10, 2002, the Board of Directors of the Fund, including a majority of the Noninterested Directors, selected PricewaterhouseCoopers LLP to act as independent accountants for the Fund for the fiscal year ending December 31, 2002. The Fund's financial statements for the fiscal year ended December 31, 2001 were audited by PricewaterhouseCoopers LLP. The following table sets forth the aggregate fees billed for professional services rendered by PricewaterhouseCoopers LLP^1:

                          Financial Information Systems
     Audit Fees          Design and Implementation Fees      All Other Fees^2
--------------------------------------------------------------------------------
      $80,300                          $0                      $3,875,700
--------------------------------------------------------------------------------

The fees disclosed in the table above under the caption "Audit Fees" are the aggregate fees for professional services rendered for the audit of the Fund for the most recent fiscal year. The fees disclosed under the captions "Financial Information Systems Design and Implementation Fees" and "All Other Fees" include fees billed for services, if any, during the most recent calendar year to the Fund, DeIM and all entities controlling, controlled by, or under common control with DeIM that provide services to the Fund.

-----------------------

^1 In addition to the amounts shown in the table, PricewaterhouseCoopers LLP billed fees during the year ended December 31, 2001 of approximately $3,103,330 for professional services rendered for audit and tax services provided to other DeIM-advised funds.

^2 All Other Fees includes $1,775,400 for services in connection with risk management, taxation, attest/agreed upon procedures, review of filings with the SEC and testing of internal controls for DeIM and other related entities that provide support for the operations of the funds.

The Fund's Audit Committee gave careful consideration to the non-audit related services provided by PricewaterhouseCoopers LLP to the Fund, DeIM and entities controlling, controlled by or under common control with DeIM that provide services to the Fund, and, based in part on certain representations and information provided by PricewaterhouseCoopers LLP, determined that the provision of these services was compatible with maintaining
PricewaterhouseCoopers LLP's independence.

Representatives of PricewaterhouseCoopers LLP are not expected to be present at the Meeting, but will be available by telephone to respond to appropriate questions and to make a statement if they wish to do so.

Audit Committee Report

In connection with the audited financial statements as of and for the year ended December 31, 2001 included in the Fund's Annual Report for the year ended December 31, 2001 (the "Annual Report"), at a meeting held on February 20, 2002, the Audit Committee considered and discussed the audited financial statements with management and the independent accountants, and discussed the audit of such financial statements with the independent accountants.

The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not employed by the Fund for accounting, financial management or internal control. Moreover, the Audit Committee relies on and makes no independent verification of the facts presented to it or representations made by management or the independent accountants. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or internal controls and procedures, designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not provide assurance that the audit of the Fund's financial statements has been carried out in accordance with generally accepted auditing standards or that the financial statements are presented in accordance with accounting principles generally accepted in the United States of America.

Based on its consideration of the audited financial statements and the discussions referred to above with management and the independent accountants and subject to the limitation on the responsibilities and role of the Audit Committee set forth in the Charter and those discussed above, the Audit Committee of the Fund recommended to the Board of Directors of the Fund that the audited financial statements be included in the Fund's Annual Report.

The Audit Committee consists of Messrs. Callander, Froewiss, Luers, Nogueira and Yun and Dr. Purcell.

Committee on Independent Directors

The Committee on Independent Directors consists of the Noninterested Directors. The Committee met once during the fiscal year ended December 31, 2001. The Committee is charged with the duty of making all nominations for Noninterested Directors and consideration of other related matters. The Committee met on April 3, 2002 to nominate the nominees for Noninterested Directors presented in this proxy statement. Stockholders' recommendations as to nominees received by management are referred to the Committee for its consideration and action.

Executive Committee

The Executive Committee is empowered, and the Directors have delegated to such Committee, all of the powers of the Directors not otherwise delegated, when the full Board of Directors is not in session, except for the declaration of dividends and distributions. Messrs. Hale and Bratt are members of the Executive Committee. The Executive Committee did not meet during the fiscal year ended December 31, 2001.

Valuation Committee

The Valuation Committee monitors the valuation of portfolio securities and other investments and, as required by the Fund's valuation policies when the full Board is not in session, determines the fair value of illiquid and other portfolio holdings after consideration of all relevant factors, which determinations are reported to the full Board. Messrs. Bratt and Froewiss are currently the members of the Valuation Committee, with Messrs. Hale and Callander as alternates. The Valuation Committee met fourteen times during the fiscal year ended December 31, 2001.

Executive Officers

In addition to Mr. Bratt, a Director who is also an Executive Officer of the Fund, the following persons are Executive Officers of the Fund:


                                            Present Office with the Fund;               Year First Became
Name (Age)                               Principal Occupation or Employment^1               an Officer^2
-----------------------------------------------------------------------------------------------------------

Gary L. French (51)           Treasurer, Managing Director of DeIM; prior to April             2002
                              2001, President at UAM Fund Services, Inc.

Terrence Gray (32)            Vice President; Vice President of DeIM.                          2002

Judith A. Hannaway (49)       Vice President; Managing Director of DeIM.                       1997

John R. Hebble (44)           Assistant Treasurer; Senior Vice President of DeIM.              1998

Thomas Lally (34)             Assistant Treasurer; Senior Vice President of DeIM.              2001

Brenda Lyons (40)             Assistant Treasurer; Senior Vice President of DeIM.              2000

John Millette (40)            Vice President and Secretary; Vice President of DeIM.            1999

Caroline Pearson (40)         Assistant Secretary; Managing Director of DeIM;
                              formerly, Associate, Dechert (law firm).                         1998

Bruce A. Rosenblum (41)       Vice President and Assistant Secretary; Director of
                              Deutsche Asset Management since 2002; prior thereto,
                              Vice President of Deutsche Asset Management 2000-2002;
                              and partner with the law firm of Freedman, Levy, Kroll &
                              Simonds.                                                         2002
-----------------------------------------------------------------------------------------------------------

^1 Unless otherwise stated, all Executive Officers have been associated with DeIM, Deutsche Asset Management, or predecessor organizations for more than five years, although not necessarily in the same capacity.

^2 The President, Treasurer and Secretary each hold office until his successor has been duly elected and qualified, and all other officers hold office in accordance with the By-Laws of the Fund.

Transactions with and Remuneration of Directors and Officers

The aggregate direct remuneration incurred by the Fund for payment to Noninterested Directors was $75,615, including expenses, for the fiscal year ended December 31, 2001. Each such Noninterested Director currently receives fees, paid by the Fund, of $750 per Directors' meeting attended and an annual Director's fee of $6,000. Each Noninterested Director also receives $250 per committee meeting attended (other than Audit Committee meetings and meetings held for the purpose of considering arrangements between the Fund and the Investment Manager or an affiliate of the Investment Manager, for which such Director receives a fee of $750). DeIM supervises the Fund's investments, pays the compensation and certain expenses of its personnel who serve as Directors and Officers of the Fund, and receives a management fee for its services. Several of the Fund's Officers and Directors are also officers, directors, employees or stockholders of DeIM and participate in the fees paid to that firm (see "Investment Manager," page 17), although the Fund makes no direct payments to them.

The following Compensation Table provides, in tabular form, the following data:

Column (1) All Directors who receive compensation from the Fund.

Column (2) Aggregate compensation received by a Director from the Fund.

Columns (3) and (4) Pension or retirement benefits accrued or proposed to be paid by the Fund. The Fund does not pay such benefits to its Directors.

Column (5) Total compensation received by a Director from the Fund and DeIM, plus compensation received from all funds managed by DeIM for which a Director serves on the Board. The total number of funds from which a Director receives such compensation is also provided in column (5). Generally, compensation received by a Director for serving on the Board of a closed-end fund is greater than the compensation received by a Director for serving on the Board of an open-end fund.

Compensation Table for the year ended December 31, 2001

-------------------------------------------------------------------------------------------------------------
            (1)                   (2)                (3)                 (4)                  (5)
                                            Pension or                              Aggregate Compensation
                             Aggregate      Retirement Benefits   Estimated Annual  as a Director/Trustee
Name of Person,              Compensation   Accrued as Part of    Benefits Upon     of the Fund and Other
Position                     from the Fund  Fund Expenses         Retirement        Scudder Funds
-------------------------------------------------------------------------------------------------------------

Robert J. Callander,         $10,750        N/A                   N/A               $54,500
Director                                                                            (5 funds)*

Kenneth C. Froewiss,         $10,750        N/A                   N/A               $50,224
Director                                                                            (5 funds)*

William H. Luers,            $10,750        N/A                   N/A               $33,698
Director                                                                            (4 funds)

Ronald A. da Frota Nogueira, $4,974**       N/A                   N/A               $54,724
Director                                                                            (5 funds)*

Susan Kaufman Purcell,       $4,974**       N/A                   N/A               $38,672
Director                                                                            (5 funds)*

Kesop Yun,                   $9,250         N/A                   N/A               $26,198
Director                                   (4 funds)
-------------------------------------------------------------------------------------------------------------

* Number of funds during calendar year 2001. The number of funds changed during the year 2001 due to mergers.

**   First became a member of the Board on July 18, 2001.

Required Vote

Election of each of the listed nominees for Director requires the affirmative vote of a majority of the shares present in person or by proxy at the Meeting. Your Fund's Directors recommend that stockholders vote in favor of each of the nominees.

PROPOSAL II: STOCKHOLDER PROPOSAL

The Fund has been notified that a stockholder intends to present the proposal set forth below for consideration at the Meeting. The Fund will promptly provide information as to the name and address of the stockholder and the number of Fund shares that he holds upon receipt of a request for such information.

RESOLVED: The stockholders of Scudder New Asia Fund ("Fund") ask the Board of Directors to take the steps necessary to convert the Fund to an open-end fund.

The stockholder has provided the following statement in support of his proposal.

SUPPORTING STATEMENT: Shares of our Fund have persistently traded at a large discount from net asset value (NAV). As of March 31, 2002, the discount was more than 16 percent, representing more than $16 million in value unavailable to stockholders.

In my opinion, it is time to unlock that value by converting the Fund to an open-end fund. A closed-end structure may have been appropriate more than a decade ago when the Fund began operations, but I believe it is no longer necessary or beneficial to stockholders. The Fund appears to be invested in securities with ample liquidity to handle share purchases and redemptions in an open-end structure, and to otherwise operate successfully as an open-end fund.

I believe that the closed-end structure of our Fund unnecessarily diminishes stockholder value, and that the benefits to stockholders of open-ending vastly outweigh the risks and costs of conversion.

Management's Response

THE BOARD OF DIRECTORS OF THE FUND UNANIMOUSLY RECOMMENDS A VOTE "AGAINST" THIS PROPOSAL FOR THE FOLLOWING REASONS:

The Board of Directors opposes the stockholder's proposal because it believes that open-ending is not the most effective means to deliver long-term added value to the majority of Fund stockholders. The Board believes that open-ending provides only short-term benefits, which are outweighed by long-term negative ramifications to stockholders who remain invested in the Fund.

On at least a quarterly basis, the Board of Directors considers the issue of whether the Fund's shares are trading at a discount to NAV and, if so, whether any action, including open-ending the Fund, should be taken to address the discount. The discount to NAV has decreased since last year's annual meeting. In its best business judgment, the Board of Directors has determined that it is currently not in the best interests of the Fund's stockholders for any action to be taken in this regard for the reasons described below.

o Open-ending the Fund at this time could prevent the Fund from pursuing its investment objective of long-term capital appreciation.

o An open-end fund structure would limit the Fund's ability to provide you with optimal returns in less liquid markets such as those in Asia.

o Conversion to an open-end structure is likely to result in an increased expense ratio.

The Board of Directors believes that a closed-end fund remains the most advantageous structure for fulfilling your Fund's investment objective: to seek long-term capital appreciation by investing primarily in equity securities of "Asian Companies." Recently the Fund held a significant portion of the portfolio in illiquid and thinly traded securities. These securities were in Japan, Korea, Taiwan, Thailand and Hong Kong. Additionally, the Portfolio Manager believes that due to the depth and breadth of the analysts Deutsche Bank employs to cover Asian companies, he will be seeing more opportunities to invest in less liquid and illiquid securities that may be particularly attractive given the Fund's closed-end structure. Significant sales of such securities could result in abrupt and erratic movements in the prices for these securities, to the detriment of the Fund. Open-end funds are constrained in their ability to invest in markets like Asia due to the need to have readily available cash to pay to redeeming stockholders on short notice. Conversely, closed-end funds allow investment in less liquid markets like Asia without the need for cash reserves and readily disposable investments to meet redemptions.

Fund stockholders have actively made a decision to buy shares of a closed-end Fund emphasizing less liquid investments (instead of buying shares of the many open-end funds in this region) which indicates the interest in access to the types of securities in which the Fund invests. The Board of Directors believes that stockholders have chosen to purchase Fund shares with an understanding of the nature of the Fund and the long-term nature of its investment strategy.

Furthermore, any elimination of the Fund's market discount preceding open-ending may be counteracted by the decreased returns and consequent effect on performance resulting from the untimely sales of the Fund's portfolio securities to meet stockholder redemption demand. The stockholder's proposal does not assess the economic cost to stockholders of this aspect of open-ending. Nor does the stockholder's proposal assess the potential cost to Fund performance of maintaining cash reserves to meet redemptions in an open-end fund.

In considering the stockholder's proposal, you should also assess the effect that open-ending may have on the Fund's expense ratio based on the decrease in asset size typically following an open-ending and the increased transactional costs of maintaining a more liquid portfolio and operating an open-end fund. Closed-end funds do not need the same marketing, distribution and communication activities as open-end funds, and therefore, all costs can be kept to a minimum.

Overall, the Board of Directors feels that a significant restructuring of the Fund's portfolio would damage values, result in both selling expenses and stockholder tax liabilities and be contrary to what the stockholders specifically chose when they made an investment in the Fund's shares. These effects could well negate any value in open-ending the Fund.

Please be assured that whether or not this Proposal II is approved, the Board of Directors will continue to diligently evaluate ways of reducing the Fund's discount, including converting the Fund to an open-end fund if it were deemed appropriate.

ACCORDINGLY, THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "AGAINST" THIS PROPOSAL AND, IF THE PROPOSAL IS PRESENTED, YOUR PROXY WILL BE SO VOTED UNLESS YOU SPECIFY OTHERWISE.

Required Vote

Approval of the stockholder proposal requires the affirmative vote of the holders of a majority of the votes cast at the Meeting. Approval of the proposal does not mean that the Fund will become an open-end fund. Rather, it means that the Fund's Board of Directors will reevaluate its current position with respect to the Fund's status as a closed-end fund and consider what, if any, further actions would be in the best interests of stockholders.

Investment Manager

On April 5, 2002, Zurich Scudder Investments, Inc., the investment manager of the Fund, was acquired by Deutsche Bank AG. Upon the closing of this transaction, Zurich Scudder Investments, Inc. became part of Deutsche Asset Management and changed its name to Deutsche Investment Management Americas Inc. ("DeIM" or the "Investment Manager").

Under the supervision of the Board of Directors of the Fund, DeIM, with headquarters at 345 Park Avenue, New York, New York, makes the Fund's investment decisions, buys and sells securities for the Fund and conducts research that leads to these purchase and sales decisions. DeIM has more than 80 years of experience managing mutual funds and provides a full range of investment advisory services to institutional and retail clients. The Fund's investment advisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including more than 500 portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles. DeIM is an indirect wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

The Investment Manager, the predecessor of which is Scudder, Stevens & Clark, Inc. ("Scudder"), is one of the most experienced investment counseling firms in the U.S. It was established as a partnership in 1919 and pioneered the practice of providing investment counsel to individual clients on a fee basis. In 1928 it introduced the first no-load mutual fund to the public. In 1953, Scudder introduced Scudder International Fund, Inc., the first mutual fund available in the U.S. investing internationally in securities of issuers in several foreign countries. The predecessor firm reorganized from a partnership to a corporation on June 28, 1985. On December 31, 1997, Zurich Insurance Company ("Zurich") acquired a majority interest in Scudder, and Zurich Kemper Investments, Inc., a Zurich subsidiary, became part of Scudder. Scudder's name changed to Scudder Kemper Investments, Inc. On January 1, 2001, the Investment Manager changed its name from Scudder Kemper Investments, Inc. to Zurich Scudder Investments, Inc. On April 5, 2002, 100% of the Investment Manager was acquired by Deutsche Bank AG.

DeIM is a Delaware corporation. The principal business address of each director and principal executive officer, as it relates to his or her duties at the Investment Manager, is 345 Park Avenue, New York, New York 10154. The names and principal occupations of the directors and principal executive officers of the Investment Manager are shown below.

Name                                   Position with the Investment Manager and
                                                 Principal Occupation
--------------------------------------------------------------------------------

Thomas Hughes                     Director and President

Dean S. Barr                      Director and Chief Investment Officer

Deborah A. Flickinger             Director and Chief of Staff

Phillip Freiherr von Girsewald    Director

William N. Shiebler               Director and Chief Executive Officer

Betty Whelchel                    Chief Legal Officer

William G. Butterly III           Secretary
--------------------------------------------------------------------------------

The Subadvisor

On April 3, 2002, the Directors of the Fund approved a Research and Advisory Agreement between DeIM and Deutsche Asset Management (Asia) Limited ("DeAMAL"), a wholly owned subsidiary of Deutsche Bank, which serves as subadvisor to the Fund. The address of DeAMAL and the principal business address of each director and principal executive officer of DeAMAL, as it relates to his or her duties at DeAMAL, is 20 Raffles Place, #27-01 Ocean Towers, Singapore, Singapore 048620. DeAMAL is registered with the U.S. Securities and Exchange Commission as an investment advisor under the Investment Advisers Act of 1940, as amended, and began serving as subadvisor to the Fund on April 8, 2002. DeAMAL renders investment advisory and management services with regards to the portion of the Fund's portfolio as allocated by DeIM.

The principal occupations of each director and principal executive officer of DeAMAL are set forth below. No Directors or officers of the Fund, except for Terrence Gray who is a Vice President of the Fund and employee of DeAMAL, are employees, officers, directors or shareholders of DeAMAL.

Name                                  Position with DeAMAL                   Principal Occupation
-------------------------------------------------------------------------------------------------------------

Choy Peng Wah                  Chief Executive Officer            Chief Executive Officer, DeAMAL


Peter Noel Sampson Hanbury     Managing Director                  Managing Director and Head of Sales and
                                                                  Marketing for DeAM in Asia excluding Japan


Phoon Chiong Tuck              Chief Investment Officer           Chief Investment Officer for Asia
                                                                  excluding
                                                                  Japan, DeAMAL


Jennifer Davies                Executive Director and Director
                               of Legal Compliance and Business   Executive Director and Director of Legal
                               Risk                               Compliance and Business Risk, DeAMAL


Annie Low                      Leads the Finance and
                               Administration team in DeAM in     Leads the Finance and Administration team
                               Asia                               in DeAM in Asia


Karen Ng                       Head of Operations, DeAMAL         Head of Operations, DeAMAL
-------------------------------------------------------------------------------------------------------------

Brokerage Commissions on Portfolio Transactions

DeIM places orders for portfolio transactions with issuers, underwriters or other brokers and dealers. In selecting brokers and dealers with which to place portfolio transactions for the Fund, DeIM seeks to achieve the most favorable net results. When consistent with this policy, DeIM may place such transactions with brokers and dealers that sell shares of funds advised by DeIM and is authorized to place such brokerage with brokers and dealers who supply brokerage and research services to DeIM.

Pursuant to procedures determined by the Directors and subject to the general policies of a Fund and Section 17(e) of the 1940 Act, DeIM may place securities transactions with brokers with whom it is affiliated ("Affiliated Brokers").

Section 17(e) of the 1940 Act limits to "the usual and customary broker's commission" the amount which can be paid by a Fund to an Affiliated Broker acting as broker in connection with transactions effected on a securities exchange. The Board, including a majority of the Directors who are not "interested persons" of the Fund or DeIM, has adopted procedures designed to comply with the requirements of Section 17(e) of the 1940 Act and Rule 17e-1 promulgated thereunder to ensure that the broker's commission is "reasonable and fair compared to the commission, fee or other remuneration received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time...."

Affiliated Brokers furnish to the Fund at least annually a statement setting forth the total amount of all compensation retained by them or any of their associated persons in connection with effecting transactions for the account of a Fund, and the Board reviews and approves all such portfolio transactions on a quarterly basis and the compensation received by Affiliated Brokers in connection therewith.

During the fiscal year ended December 31, 2001, the Fund paid no brokerage commissions to any Affiliated Broker.

Principal Underwriter

Scudder Investor Services, Inc., Two International Place, Boston, Massachusetts 02110, is the principal underwriter for the Fund.

Other Matters

The Board of Directors does not know of any matters to be brought before the Meeting other than those mentioned in this Proxy Statement. The appointed proxies will vote on any other business that comes before the Meeting or any adjournment thereof in accordance with their best judgment.

Miscellaneous

Proxies will be solicited by mail and may be solicited in person or by telephone by Officers of the Fund or personnel of DeIM. The Fund has retained Georgeson Shareholder Communications, Inc. ("Georgeson"), 17 State Street, New York, New York 10004 to assist in the proxy solicitation. The cost of its services is estimated at $25,000 plus expenses. The costs and expenses connected with the solicitation of the proxies and with any further proxies which may be solicited by the Fund's Officers or Georgeson, in person or by telephone, will be borne by the Fund. The Fund will reimburse banks, brokers, and other persons holding the Fund's shares registered in their names or in the names of their nominees, for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such shares.

As the meeting date approaches, certain stockholders may receive a telephone call from a representative of Georgeson if their votes have not been received. Authorization to permit Georgeson to execute proxies may be obtained by telephonic instructions from stockholders of the Fund. Proxies that are obtained telephonically will be recorded in accordance with the procedures described on the attachment to the proxy card. The fund believes that these procedures are reasonably designed to ensure that both the identity of the stockholder casting the vote and the voting instructions of the stockholder are accurately determined.

If a stockholder wishes to participate in a Meeting, but does not wish to give a proxy by telephone, the stockholder may still submit the proxy card originally sent with this proxy statement or attend in person. Should stockholders require additional information regarding the proxy or a replacement proxy card, they may contact Georgeson toll-free at (866) 865-4470. Any proxy given by a stockholder is revocable until voted at a meeting.

In the event that sufficient votes in favor of any proposal set forth in the Notice of this Meeting are not received by October 2, 2002, the persons named as appointed proxies on the enclosed proxy card may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the shares present in person or by proxy at the session of the meeting to be adjourned. The persons named as appointed proxies on the enclosed proxy card will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal for which further solicitation of proxies is to be made. They will vote against any such adjournment those proxies required to be voted against such proposal. The costs of any such additional solicitation and of any adjourned session will be borne by the Fund.

Stockholder Proposals

Stockholders wishing to submit proposals for inclusion in a proxy statement for the 2003 meeting of stockholders of the Fund should send their written proposals to John Millette, Secretary of the Fund, c/o Deutsche Investment Management Americas Inc. at 345 Park Avenue, New York, New York 10154, by April 25, 2003. The timely submission of a proposal does not guarantee its inclusion.

The Fund may exercise discretionary voting authority with respect to stockholder proposals for the 2003 meeting of stockholders which are not included in the proxy statement and form of proxy, if notice of such proposals is not received by the Fund at the above address on or before July 9, 2003. Even if timely notice is received, the Fund may exercise discretionary voting authority in certain other circumstances. Discretionary voting authority is the ability to vote proxies that stockholders have executed and returned to the Fund on matters not specifically reflected on the form of proxy.

By order of the Board of Directors,

/s/John Millette

John Millette
Secretary



345 Park Avenue
New York, New York 10154



August 23, 2002

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


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                                 intentionally
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


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                                 intentionally
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


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         o Please fold and detach card at perforation before mailing. o

--------------------------------------------------------------------------------

PROXY                   SCUDDER NEW ASIA FUND, INC.                        PROXY
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
               Annual Meeting of Stockholders -- October 2, 2002

The undersigned hereby appoints Bruce Rosenblum, John Millette and Caroline Pearson, each with the power of substitution, as proxies for the undersigned, to vote all shares of Scudder New Asia Fund, Inc. (the "Fund") which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Fund to be held at the offices of Deutsche Investment Management Americas Inc., part of Deutsche Asset Management, 25th Floor, 345 Park Avenue (at 51st Street), New York, New York 10154, on Wednesday, October 2, 2002 at 9:00 a.m., Eastern time, and at any adjournments or postponements thereof.

The undersigned hereby revokes any and all proxies with respect to such shares previously given by the undersigned. The undersigned acknowledges receipt of the Proxy Statement relating to the Annual Meeting.

This instruction may be revoked at any time prior to its exercise at the Annual Meeting by execution of a subsequent proxy card, by written notice to the Fund's Secretary or by voting in person at the Annual Meeting.

This proxy, if properly executed, will be voted in the manner directed. If no instructions are indicated on a properly executed proxy, the undersigned's vote will be cast FOR Proposal 1 and AGAINST Proposal 2.

The Board of Directors of the Fund recommends that stockholders vote FOR Proposal 1.

(1)  To elect three Directors of the Fund to hold office for a term of three        FOR all                WITHHELD
     years, or until their respective successors shall have been duly elected   nominees listed at        from all
     and qualified.                                                              left (except as           nominees
                                                                                 noted at left)          listed at left
Nominees: Class II: William H. Luers, Ronaldo A. de Frota Nogueira, Kesop Yun
                                                                                    /___/                   /___/
(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.)

------------------------------------------------------------------------------

The Board of Directors of the Fund recommends that stockholders vote AGAINST         FOR     AGAINST      ABSTAIN
Proposal 2.
                                                                                    /___/     /___/       /___/
(2)  To vote on a stockholder's proposal to ask that the Fund be converted to an open-end fund.


                            CONTINUED ON OTHER SIDE

Instructions for Voting Your Proxy

Scudder New Asia Fund, Inc. is now offering stockholders of record three alternative ways of voting their proxies:

o    By Telephone

o    Through the Internet (using a browser)

o    By Mail (traditional method)

Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you had mailed your proxy card.

We encourage you to use these cost effective and convenient ways of voting.

----------------
TELEPHONE VOTING        Available only until 9 AM EST October 2, 2002.
----------------

o    Call TOLL-FREE: 1-866-865-4470, Monday through Friday, 9 AM-11 PM EST

o    Your vote will be confirmed and cast as you directed

---------------
INTERNET VOTING         Available only until 9 AM EST October 2, 2002.
---------------

o    Visit the Internet voting Website at http://proxy.georgeson.com

o Enter the COMPANY NUMBER AND CONTROL NUMBER shown below and follow the instructions on your screen

o    You will incur only your usual Internet charges

--------------
VOTING BY MAIL
--------------

o Simply sign and date your proxy card and return it in the postage-paid envelope



                --------------                          --------------
                COMPANY NUMBER                          CONTROL NUMBER
                --------------                          --------------

         o Please fold and detach card at perforation before mailing. o

--------------------------------------------------------------------------------

The proxies are authorized to vote in their discretion on any other business which may properly come before the Annual Meeting and any adjournments or postponements thereof.

                              PLEASE SIGN AND RETURN PROMPTLY
                                     IN ENCLOSED ENVELOPE.
                                    NO POSTAGE IS REQUIRED.

                       -----------------------------------------------
                                  (Signature of Stockholder)

                       -----------------------------------------------
                              (Signature of joint owner, if any)

                       Date ___________________________________ , 2002

                       Please sign exactly as your name or names appear.
                       When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such.